UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 30, 2025

CLIPPER REALTY INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-38010	47-4579660
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4611 12th Avenue, Suite 1L Brooklyn, New York	11219
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 438-2804

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

On May 30, 2025, in connection with the Sale Transaction (as defined below), 10 West 65 Owner LLC, a subsidiary of Clipper Realty Inc. (the “Company”), repaid in full the $31.2 million in mortgage note (the “Mortgage”)  secured by the premises known as 10 West 65th Street in New York (the “Property”) to Flagstar Bank (“Flagstar”), issued in connection with the acquisition of the Property in October 2017. In addition to the Mortgage repayment, the Company paid $0.8 million in accrued interest through the date of closing of the Sale Transaction. Upon repayment of the Mortgage, the Bank released $1.1 million in previously deposited property tax escrow and other debt reserves to the Company. The Company did not incur any penalties related to the prepayment of the Mortgage.

Item 2.01. Completion or Acquisition of Disposition of Assets

On May 30, 2025, the Company completed the sale of the Property (the “Sale Transaction”) pursuant to the Purchase and Sale Agreement (the “Agreement”) with 10 West 65, LLC, a limited liability company not affiliated with the Company (“Purchaser”) dated as of April 2, 2025 (the “Effective Date”) for gross proceeds of $45.5 million less approximately $1.9 million in closing costs. At Closing, the Company repaid the Mortgage with Flagstar, as detailed above.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information
The unaudited pro forma consolidated financial information of Clipper Realty Inc., giving effect to the Sale Transaction, as of March 31, 2025, and for the three months then ended, and for the year ended December 31, 2024, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Exhibit Description
99.1	Unaudited Consolidated Pro Forma Financial Information of Clipper Realty Inc. as of and for the three months ended March 31, 2025, and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clipper Realty Inc.

By:	/s/ David Bistricer
Name:	David Bistricer
Title:	Co-Chairman and Chief Executive Officer

Date: June 5, 2025